UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SPRINT NEXTEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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This filing consists of the following document first used on May 17, 2013:

•	Presentation Entitled “Sprint – SoftBank Merger Investor Presentation”

May 2013 Sprint – SoftBank Merger Investor Presentation

Cautionary Statement Regarding Forward Looking Statements
This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,”
“project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.
This document contains forward-looking statements relating to the proposed transactions between Sprint Nextel Corporation (“Sprint”) and SoftBank
Corp. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”), and the proposed acquisition by Sprint of Clearwire Corporation
(“Clearwire”). All statements, other than historical facts, including, but not limited to: statements regarding the expected timing of the closing of the transactions; the ability of the parties to complete the transactions considering the various closing conditions; the expected benefits of the transactions such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements.
Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) there may be a material adverse change of SoftBank; (2) the proposed financing may involve unexpected costs, liabilities or delays or may not be completed on terms acceptable to SoftBank, if at all; and (3) other factors as detailed from time to time in Sprint’s, Starburst II’s and Clearwire’s filings with the
Securities and Exchange Commission (“SEC”), including Sprint’s and Clearwire’s Annual Reports on Form 10-K for the year ended December 31,
2012, and other factors that are set forth in the proxy statement/prospectus contained in Starburst II’s Registration Statement on Form S-4, which was declared effective by the SEC on May 1, 2013, and in other materials that will be filed by Sprint, Starburst II and Clearwire in connection with the transactions, which will be available on the SEC’s web site (www.sec.gov). There can be no assurance that the transactions will be completed, or if completed, that such transactions will close within the anticipated time period or that the expected benefits of such transactions will be realized.
All forward-looking statements contained in this document and the documents referenced herein are made only as of the date of the document in which they are contained, and none of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Introduction

Introduction
SoftBank Merger
Provides Cash and
Stock Consideration
at a Premium Value
Sprint shareholders will receive $12.1 billion in cash and 30% ownership in newly capitalized Sprint (New
Sprint)
Package of consideration valued at $6.34 - $7.33 per share (per the proxy and before synergies), a 26% -
45% premium to the 10/10/12 price (before press reports of a SoftBank merger)
7.8x multiple of  2013E EBITDA versus comparable transaction multiples of 7.1x for AT&T/TMO and 6.1x for
TMO/Metro
New Sprint
Positioned for
Success
SoftBank brings extensive wireless experience and a track record of success
SoftBank brings LTE leadership, global scale and expertise in 2.5GHz spectrum
Governance structure intended to protect public shareholder interests: e.g. majority independent directors at close, mandatory liquidity offer and SoftBank non-compete
Positive market reaction to the transaction announcement in October
SoftBank Merger
Provides Equity
Capital
Upon closing, SoftBank’s $3.1 billion of convertible debt outstanding converts and SoftBank funds $4.9 billion in primary common equity capital
The inflow of capital funds the Clearwire acquisition and LTE network build-out in order to better compete with AT&T and Verizon
S&P and Moody’s placed Sprint on positive review as a result of the SoftBank transaction
Sprint’s Board
Exercised Diligence
Board met regularly to consider strategic alternatives and the SoftBank merger
Board and management pursued alternatives and actively negotiated for better terms
Board supports the SoftBank merger (special committee is reviewing the DISH offer)
The Sprint board of directors believes that the proposed merger is in the best interests of Sprint shareholders and recommends shareholders vote ‘FOR’ the merger

Sprint Background and Business Plan

SoftBank Transaction Will Help Sprint Continue to Deliver Exceptional Value to
Shareholders
Sprint is focused on its LTE network build-out to improve its competitive position
Incremental capital is required to accelerate the build-out
The SoftBank transaction delivers:
Immediate and meaningful realization of value;
Significant capital to rapidly accelerate Sprint’s network build-out plans;
Expertise in successful deployment of 2.5GHz spectrum for LTE;
Increased scale and much improved global purchasing power;
Competitive wireless experience in Japan; and
The opportunity for Sprint shareholders to participate in the upside value creation through continued
ownership in a better capitalized, more competitive New Sprint

Phases of the Sprint Turnaround
Improve the brand
Reverse subscriber trends
Begin growing revenue
Eliminate costs
Conserve capital in
preparation for investment
phase
Build world-class network
platform
Eliminate duplicative
network cost structure
Focus on growth of core
Sprint platform business
Expect strong margin
improvement from Network
Vision and continue
revenue growth
I. Recovery II. Investment III. Margin Expansion
2008 – 2011 2012 – 2013 2014 +
Sprint Turnaround

Significant Gap Versus AT&T and Verizon
Source: Company filings.
(1) Reported as of 1 Quarter 2013.
(2) Defined as cash from operations less capital expenditures. AT&T and Verizon reflect  consolidated cash from operations and capital expenditures.
Capex requirements highlight the importance of scale and cash flow st
2012A Capital Expenditures
$8,857
$10,795
$4,261
$3,747
$434
$837
Verizon AT&T Sprint TMO / Metro LEAP USM
2012A Free Cash Flow
(2)
2012A EBITDA
$29,728
$23,467
$4,803
$6,398
$601
$804
Verizon AT&T Sprint TMO / Metro LEAP USM
Retail Subscribers (mm)
(1)
98.9
77.9
47.3
35.1
4.6
5.7
Verizon AT&T Sprint TMO / Metro LEAP USM
$15,311
$19,711
($1,262)
$1,297
($252)
$63
Verizon AT&T Sprint TMO / Metro LEAP USM
Note: EBITDA and capital expenditures for Verizon and AT&T include wireless only.

Significant Funding Need to Change Sprint’s Position
$8.4bn funding gap, or 55% of Sprint
market cap on 10/10/12
Management prepared the business cases that were outlined in the proxy (illustrated below)
The Clearwire Acquisition Model contemplated an $8+ billion funding need
Today Sprint is rated B1 / B+ by Moody’s and S&P, respectively
Note: See proxy pages 112 through 114 for business cases prepared by management.
(1) Proxy case assumed CLWR equity purchase price of $2.00 / share and certain refinancing of existing Clearwire debt. Free cash flow estimate excludes the cost of purchasing the equity.
(2) Expected close in May 2013. Excludes potential shutdown costs of $130-150mm (on an NPV basis)
(3) CLWR draw for April and May pursuant to financing plan providing for draws of $80mm per month.
(4) June - December Clearwire cash burn assumed to be $80mm per month.
(5) Includes ST and LT Restricted Cash.
Four Business Cases from Proxy
($ in millions) Amount
Funding Gap $8,370
Purchase of CLWR Equity (@ $2.97 / share)
(1)
2,274
Purchase of US Cellular Spectrum
(2)
480
CLWR Draws Under NPA
(3)
160
CLWR Negative Cash Burn Post-Closing
(4)
560
Total Cash Needs $11,844
2013 / 2014 Sprint Debt Maturities 648
1Q'13 EOP Cash - Sprint $7,769
1Q'13 EOP Cash - CLWR
(5)
801
Total Cash $8,570
Actual Projected
Parameter Business Plan Cases 2012 2013 2014
EBITDA Baseline (8/3/2012) $4,803 $6,167 $8,236
Revised Baseline (9/5/2012) -- 5,600 7,000
With Additional Network Build -- 5,584 7,179
Clearwire Acquisition Model
(1) -- 5,349 6,899
Capex Baseline $4,261 $5,297 $4,171
Revised Baseline -- 6,448 4,641
With Additional Network Build -- 6,826 5,585
Clearwire Acquisition Model
(1) -- 7,885 4,791
Free Cash Baseline ($1,262) ($2,374) $1,824
Flow Revised Baseline -- (4,508) (1,135)
With Additional Network Build -- (4,852) (2,000)
Clearwire Acquisition Model
(1) -- (6,537) (1,833)

SoftBank Transaction Provides Significant Premium to Shareholders and Ability to Participate in Ongoing Value Creation

Transaction Overview
Step 1
Pre-Transaction
~3.0 billion Sprint
shares outstanding
SoftBank invested
$3.1 billion in
convertible debt @
$5.25 / share
(1)
at signing
SoftBank
$4.9 billion cash
infusion
70% SoftBank
(3.2bn shares)
SoftBank
Source: Company filings
(1) Converts into equity representing approximately 16.4% of common shares immediately prior to closing of Steps 2a and 2b
Step 2a
Step 2b
30% existing
Sprint
shareholders
(1.4bn shares)
$8 billion cash infusion into Sprint
$12.1 billion
cash to Sprint
shareholders
Sprint shareholders
Completed on
October 22, 2012
At Close
Post-Close
Ownership

SoftBank Transaction Meaningfully Improves Sprint’s Financial Position
Clearwire transaction is conditioned on the SoftBank transaction closing (or a new superior transaction)
Upon closing the merger, SoftBank will (i) convert its $3 billion of convertible Sprint debt and (ii)
contribute $5 billion of cash for common equity, significantly reducing net leverage
S&P and Moody’s placed Sprint on positive review as a result of the transaction; S&P noted: “We believe the financial risk profile would benefit from about $8 billion of additional liquidity, which can be used to help fund its network upgrade and accelerate its rollout of fourth generation (4G) services.”
Net Leverage
(3) Balance Sheet Cash
(1)
Total Debt
(2)
Sprint + Clearwire Sprint + Clearwire + Softbank
Excludes $2.3bn of
cash for CLWR
acquisition
$3.1bn of debt
converted to equity
$5bn from common
equity issuance
Source: Company Filings.
(1)
Based on Sprint standalone cash of $7.8bn plus $0.8bn CLWR cash, less $2.3bn for the CLWR acquisition. Pro forma Includes additional $4.9bn of cash from Step 2 primary issuance and $0.3bn from the assumed exercise of warrants.
(2)
Based on $24.8bn standalone debt plus $4.6bn of CLWR debt , less $0.2bn of  CLWR notes held by Sprint. Pro forma assumes conversion of SoftBank’s $3.1bn notes.
(3)
Based on LTM EBITDA of $4.9bn as of 1Q’13 ($5.1bn of LTM Sprint EBITDA less ($170)mm of LTM Clearwire EBITDA). EBITDA does not include any potential synergies.
$6.3
$11.5
3/31/2013A 3/31/2013 PF
$29.2
$26.1
3/31/2013A 3/31/2013 PF
4.6x
3.0x
3/31/2013A 3/31/2013 PF

Implied “New Sprint” Public Trading Price Consistent with Comparables
Verizon and AT&T trade at 7.2x and 6.3x, respectively
(versus “New Sprint” multiples)
Verizon and AT&T trade at 6.8x and 6.1x, respectively
(versus “New Sprint” multiples)
Does not include
any potential
synergies
Pro-rata cash per share received by existing Sprint
shareholders upon closing of the SoftBank transaction
($7.30 / share x 55.2%)
Remaining percentage of Sprint shares after SoftBank
secondary purchase (1 – 55.2%)
Sprint’s share price prior to DISH’s public proposal implies a value of “New Sprint” (public stub) in line with comparable publicly traded companies
Includes shares issued from $5bn primary common
issuance to SoftBank and conversion of $3bn of convertible
debt into equity
(1) $24.8bn of Sprint debt, plus $4.4bn of CLWR debt (excluding $184mm held by Sprint), less $3.1bn conversion of Softbank convertible debt.
(2) $7.8bn of Sprint cash plus $0.8bn of CLWR cash, plus $4.9 of primary issuance from Softbank plus $0.3bn from exercise of Softbank warrants, less $2.3bn for CLWR acquisition.
(3) April 23, 2013 proxy statement, page 114.
Day Before
DISH Proposal
(4/12/13)
Sprint Price per Share $6.22
Pro-rata cash per share from Softbank ($12.1bn) 4.03
Implied Stock Consideration per Share $2.19
% Stock Consideration 44.8%
Implied Equity Value per Share of "New Sprint" $4.89
PF Shares Outstanding 4.6
Pro Forma Equity Value of "New Sprint" $22.4
Plus: S + CLWR Debt at 3/31/2013
(1)
26.1
Less: S + CLWR Cash at 3/31/2013
(2)
(11.5)
PF Firm Value (Including CLWR) of "New Sprint" $37.0
2013E EBITDA (S + CLWR)
(3)
$5.3
FV / 2013E EBITDA 6.9x
2014E EBITDA (S + CLWR)
(3)
$6.9
FV / 2014E EBITDA 5.4x

50%
47%
42%
39%
27%
SoftBank Has Extensive Wireless Experience Driving Growth and Margin
SoftBank Subscriber Growth
(millions)
2012 Wireless EBITDA Margins
’06 –
’13 CAGR: + 17%
Source: Company filings, investor presentations
Source: Company filings, investor presentations
Note: Includes SoftBank Mobile (including communication modules), Willcom, and EMOBILE’s accumulated subscribers.
15.0
41.9
Mar-04 Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10 Mar-11 Mar-12 Mar-13
SoftBank acquired
Vodafone Japan
in March 2006

SoftBank Transaction Provides Global Scale Benefits
Sprint + SoftBank will be the world’s third largest seller of smartphones (significant economies of scale)
Sprint will leverage SoftBank’s experience in building out LTE on 2.5 GHz spectrum to improve the customer experience: (1) accelerated expansion of nationwide footprint (2) faster data speeds
(3) increased capacity
Given the complementary nature of Sprint and SoftBank’s businesses, including a shared history of technical and marketing innovations and the potential for purchasing power synergies, the transaction provides the opportunity to further enhance Sprint’s standalone record of consumer service and innovation in the telecommunications market
99mm
86mm
78mm
58mm
38mm
35mm
Verizon Softbank + Sprint AT&T NTT Docomo KDDI T-mobile + Metro
Softbank
39mm
Sprint
47mm
(1)
Note: SoftBank subscribers as of 4/31/2013 and all others as of 3/31/2013.
(1) Total wireless subscribers excluding communication modules. Softbank subscribers pro forma for Mobile, Willcom, and EMOBILE’s accumulated subscribers.
(1)
Retail Wireless Subscribers

New Sprint Governance Protects Minority Shareholders
Board
10 member: 3 new independent, 3 legacy Sprint independent directors, 3 SoftBank directors, CEO (years 1 and 2)
–
Year 3: 6 independents, 3 SoftBank, CEO
–
After Year 3: at least 3 independent directors
Committees have at least one independent director (if SoftBank owns 50% or more)
Approval of a Majority of
Disinterested Directors
Required (for 2 years)
Dividends
Business combination with SoftBank (or settlement of claims)
Differential consideration to SoftBank in a business combination
Waiver of Delaware 203
Non-compete
SoftBank will not compete in the U.S. (expires once SoftBank owns less than 10% of the voting power of Sprint)
–
Carve-outs for $100mm or less investments
Mandatory Offer
Mandatory offer to all non-SoftBank Sprint shareholders if SoftBank’s voting interest exceeds 85% (price not to be less than the 20-day VWAP preceding the offer)
Offer requires approval of a majority of independent directors
Expires when SoftBank owns less than 20%
Note: In general, amendments require majority of the minority shareholder vote as long as SoftBank owns more than 50%.

Premium Valuation Versus Benchmarks

$6.44
$6.34
$7.33
$7.16
Market Value DCF Analysis
SoftBank Transaction Offered a Premium Package of Consideration
Note: Valuation ranges as noted from proxy (does not include any potential synergies).
(1) October 10, 2012 was the last trading day prior to the publication of news articles relating to a potential transaction between Sprint and SoftBank.
(2) Based on 2014E EBITDA of $7.2bn as outlined in the proxy page 107.
(3) 52-week range as of  October 10, 2012.
Implied Premium (%)
Value Per Share of Consideration
to Sprint Shareholders
Volume Weighted Average Share Price 52-week Range
$6.44
$7.33
$6.34
$7.16
28%
45%
26%
42%
24%
41%
22%
38%
47%
67%
45%
63%
81%
105%
78%
101%
79%
103%
76%
98%
13%
29%
11%
26%
204%
246%
199%
238%
Market Value
DCF Analysis
$5.04
Price as of 10/10/2012
$5.19
$4.38
$3.57
$3.61
30-Day 90-Day 180-Day 360-Day
$5.70
$2.12
52-Week High 52-Week Low
Per page 107 of the proxy: blended per share value assuming a pro-rata election between
$7.30 / share in cash and New Sprint stock valued at 5.00x – 6.25x 2014E EBITDA (2)
Same as above but the New Sprint stock was valued at the DCF value (as outlined on pages 107 and 108 of the proxy)
(1)
Market Price
(3)

Share Price ($)
Average Daily Volume (mm)
Sprint
verizon
at&t
metroPCS
LEAP

Note: Market data as of  5/10/2013
60.6%
35.4%
(22.4%)
(78.1%)
239.9%
Wireless Price
Performance
(01/01/09 –
4/12/13)
0.0
200.0
400.0
600.0
800.0
1,000.0
1,200.0
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Jan-09 May-09 Sep-09 Jan-10 May-10 Sep-10 Jan-11 May-11 Sep-11 Jan-12 May-12 Sep-12 Jan-13
$7.33
$6.34
VWAP: $4.10
10/10/12: Press reports of potential
transaction between SoftBank & Sprint
Chart ends day prior to
DISH public offer (4/15/13)
Consideration Well Above Historical Trading Prices Despite Run-Up
(01/01/2009 – 4/12/2013)

SoftBank Consideration Consistent With or Above Value Benchmarks Outlined in the Proxy
Analysis as outlined in the proxy on pages 106 – 112. The analysis did not include any potential synergies.
(1) DCF implied share prices as of respective valuation date. Value based on Sprint management projections: Revised Baseline with Additional Network Build.
(2) Based on Sprint management projected 2012E OIBDA ($4.7 billion)
4.5x - 5.5x
EV / 2013E
OIBDA
Discount rates
of 8.0% - 9.0%,
terminal trailing
OIBDA multiple
of 4.5x – 5.5x
Selected
precedent 2012E
OIBDA multiple
range of
5.5x – 7.0x
(2)
Based on
52-week high
and low
Based on 22
price targets
since Q2
earnings
released
25% - 35%
premium to
current share
price
“Market value
consideration”
$7.33
$6.44
Discount rates
of 8.0% - 9.0%,
terminal trailing
OIBDA multiple
of 4.5x – 5.5x
Discounted cash flow
(1)
“DCF value
Consideration”
$7.16
45% of the
consideration is stock
Midpoint: $6.43
$ per Share
$6.34
Sprint
Standalone
(6/30/2012)
Sprint
Standalone
(6/30/2013)
Last 12 Months
High / Low
Trading
Comparables
Analyst
Price Targets
Precedent
Transactions
Premiums Paid
$2.12
$3.85
$2.50
$4.08
$6.30
$4.67
$5.09
$5.70 $5.69
$7.00
$6.39
$6.80
$7.28
$7.82
Median: $5.50
Mean: $5.00
Midpoint: $5.95

Recent Market Prices Still Suggest a Premium to Precedent Transactions
Implied Sprint Standalone EBITDA Multiples
(Pre-SoftBank Transaction Closing)
Premium to Recent Precedent Transactions
(3)
(4)
Precedent Transaction Multiples
7.8x
7.1x
6.1x
($ in billions, except share prices)
Day Before DISH
Proposal
(4/12/13)
Share Price $6.22
Pre-Transaction Shares 3,056
Implied Sprint Equity Value $19.0
Plus: S + CLWR Debt (3/31/13) 29.2
Less: S + CLWR Cash (3/31/13)
(1)
(6.3)
Implied Firm Value $41.9
Valuation Metrics
2012A EBITDA (S + CLWR) $4.6
Multiple 9.0x
2013E EBITDA (S + CLWR)
(2)
$5.3
Multiple 7.8x
Source: Public filings as of 1Q ’13.
(1)
Sprint + Clearwire cash, net of $2.3bn used to acquire Clearwire equity.
(2)
As shown for CLWR Acquisition Model in the proxy page 114.
(3)
Based on 2011E OIBDA of $5.5 billion (signed transaction in March 2011 and subsequently withdrawn).
(4)      Original transaction was a 5.3x multiple per the proxy (page 110). Adjusted for 26%
of $3.8bn debt reduction and based on 2013 consensus EBITDA of $1.4bn for Metro.

Board Process

Potential Strategic Alternatives Reviewed
Party Date Comments
W 5/11 – 9/11
Considered buying spectrum from W and entering into commercial arrangements with
W’s shareholders (W was subsequently sold)
X 9/11 – 2/12 Considered merger; X subsequently merged with another party
Y 5/12 – 9/12 Considered merger (there were previous joint venture and combination discussions)
DISH 4/12 – 9/12
Considered spectrum partnerships with DISH; in September 2012, DISH CEO indicated that DISH was focused on certain regulatory issues and would require a significant due diligence period and believed that Sprint’s market price was in excess of its fundamental value
Sponsors --
Indicated interest, but difficult to execute given $8+bn funding gap
(versus a ~$15bn market cap in the fall of 2012) and a B1 / B+ balance sheet
Other
Foreign Telcos
-- Limited interest given global economy
Large
U.S. Telcos
-- Regulatory hurdles
Other U.S.
Cable
--
Sold spectrum to Verizon and entered into a resale agreement (sold or selling
Clearwire shares too)

Sprint’s Board was Deliberate and Thorough in its Consideration of the
SoftBank Transaction
Sprint’s board of directors regularly reviews the company’s strategy in light of changing market conditions and the evolving landscape of the wireless industry
The proxy outlines the significant strategic alternatives reviewed since mid 2011
The board met to discuss the SoftBank merger multiple times between mid-September and mid-October (the announcement date)
The company engaged Skadden as legal advisor and Citi, Rothschild and UBS as financial advisors
On October 13, 2012, the Sprint board of directors held a special meeting and determined that the SoftBank merger was in the best interests of Sprint and its
shareholders,
approving the Merger agreement and
resolving to recommend that its shareholders vote in favor of the transaction
The Sprint board has not made any determination to change its recommendation of the SoftBank merger
  Separately, the finance committee of the board also met numerous times

Price and Terms Improved Through the Negotiation
Premium pricing
versus a rising stock
price: $3.46 trading
price / share on
7/6/2012 (date of
first meeting) and
$5.00 trading price /
share on 9/11/2012
(date of first
proposal)
Significantly
improved
Increased the cash
to shareholders
(1) 55.2% cash consideration price per share and 44.8% stock consideration price per share (stock valued at primary price).
(2) Expense reimbursement.
(1)
(2)
Parameter
First SoftBank
Proposal
(9/11/12) Final
Primary Price / Share $5.25 $5.25
Cash Merger Consideration / Share 6.75 7.30
$6.08 $6.38
Primary Investment $8.0bn $8.0bn
Cash to Shareholders 11.2bn 12.1bn
Total SoftBank Cash Invested $19.2bn $20.1bn
Acquire 100% of Clearwire Condition to close No condition
Break Fee $2,000 $600
Fee on No-Vote 750 75
Force the Vote Yes No
Reverse Termination Fee 250 600
Liquidity Offer None Public Float < 15%
Blended Price / Share

Market Embraced the SoftBank Transaction

Broker Recommendation
Price ($)
14%
12%
14%
14%
11%
12%
6%
6%
7%
7%
8%
8%
54%
50%
49%
47%
46%
44%
47%
45%
43%
54%
52%
50%
31%
38%
37%
39%
43%
44%
47%
48%
50%
39%
40%
42%
Buy
Hold
Sell
Price
Average Target Price

Sprint

Sprint’s Stock Has Continued to Perform Well Post Announcement
Stock Price Performance (7/16/12 – 4/12/13)
10/10/12: Press reports of potential
transaction between SoftBank & Sprint
10/15/12: Sprint & SoftBank enter definitive
agreement to sell 70% stake to Sprint for
$20.1bn
Sprint announces agreement with Clearwire to
purchase unowned 49.6% stake for $2.97 / share
Analyst Price Targets
SoftBank deal announcement (21.5% increase in Target
Price between 10/10 – 10/31)
Source: Factset and company filings.
0
200,000
400,000
600,000
800,000
1,000,000
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
7/16/2012 8/16/2012 9/16/2012 10/16/2012 11/16/2012 12/16/2012 1/16/2013 2/16/2013 3/16/2013
$2
$3
$4
$5
$6
$7
$8
0%
25%
50%
75%
100%
79.8%
Increase
Oct-12 Nov-12 Dect-12 Jan-12 Feb-12 Mar-12 Sept-12 Jul-12 Jun-12 May-12 Apr-12 Aug-12

Favorable Reaction from Research Analysts
Analyst Commentary
“New Sprint, with a materially better balance sheet and lower cost of debt and wider strategic options than today’s Sprint, will be worth substantially more [than Standalone Sprint].”
- Bank of America Merrill Lynch (10/15/2012)
“Sprint’s biggest issues were balance sheet and spectrum needs and this deal has the ability to solve both.”
- UBS (10/15/2012)
“SPRINT BALANCE SHEET SIGNIFICANTLY STRONGER POST
DEAL: Hesse made the point that post this deal, Sprint's balance sheet and leverage ratio will be close to that of VZ and T… Sprint will use this investment to pursue opportunities and strategic options that were not possible with the current balance sheet.”
- Wells Fargo (10/15/2012)
“SoftBank brings a number of things that may offset the gap
between their offer and our view of intrinsic value: 1) New capital from SoftBank will enable Sprint to accelerate consolidation of the industry. 2) New capital from SoftBank will also allow Sprint to meaningfully improve its spectrum position relative to AT&T and
Verizon. 3) SoftBank has a strong track record of innovation and cost management. Their expertise could add further value to Sprint over time.”
- Credit Suisse (10/15/2012)
“We see the new company as focused on higher broadband
speeds and more control of wireless applications/devices. We also see them making more acquisitions… We expect the company to
save at least $1.5B per year on a combined basis from lower
interest expense and combined synergies.”
- Oppenheimer (10/15/2012)
“With a $3.1bn immediate cash infusion (1% convert) and
another $17.0bn at close of the transaction, Sprint will finally have the resources necessary to fully rebuild its aging and
still disparate wireless network.”
- Canaccord Genuity (10/16/2012)
“SoftBank sees value in the US mobile market, where smartphone demand is strong despite slower networks and the industry is currently undergoing a phase of consolidation. SoftBank’s strong cash flows and cheaper financing could help Sprint fund its
network upgrades and expansion for the opportunity in
mobile internet/data.”
- Macquarie (10/15/2012)

Regulatory Update

SoftBank Merger On Track to Close by Mid-2013
Hart-Scott-Rodino.
Each Sprint and SoftBank has made the required notifications under the HSR Act and the Antitrust Division and the Federal Trade Commission granted early termination of the waiting period under the HSR Act on December 6, 2012
Federal Communications Commission
Approval.
Due to a number of licenses issued by
the FCC that Sprint holds, Sprint is subject to regulation by the FCC under the
Communications Act and as a result, the FCC must approve the transfer of control of the licenses from Sprint to SoftBank
CFIUS and DSS
Approvals.
These agencies’ approval are required when foreign
investment is involved in the transaction. Sprint and SoftBank believe that the merger will not give rise to any national security concerns that would cause the transaction to be blocked
State and
Foreign.
Sprint, as a holder of international and state telecommunications certificates and licenses, has submitted the filings necessary for approval
Shareholder
Vote.
Scheduled for June 12, 2013 with expected closing July 1, 2013

DISH Proposal – 4/15/13

Consideration Regarding the Dish Offer
On April 15, 2013, Sprint received an unsolicited proposal from DISH Network
In accordance with its fiduciary and legal duties, Sprint’s board of directors established a Special Committee comprised of five independent directors, Larry
Glasscock, James Hance, Jr., V. Janet Hill, William Nuti and Rodney O’Neal, to
assess the merits of the DISH proposal
The Special Committee, along with its financial and legal advisors, will evaluate the proposal and make a recommendation to the full Sprint board as to whether the DISH proposal is, or is likely to lead to, a superior offer
While Sprint intends to keep its shareholders updated on any changes, as of now, the Sprint board of directors have not made any determination to change its recommendation of the SoftBank merger

Terms Outlined by DISH
DISH offered to acquire 100% of Sprint for $7.00 per share
Comprised of $4.76 per share in cash and $2.24 per share in DISH stock for each Sprint share
Total cash proceeds to Sprint shareholders of $17.4bn ($8.2bn in stock) financed with $9.3bn of new debt and
$8.1bn of cash on balance sheet
DISH completed a $2.6bn senior note offering on May 15, 2013
DISH expects pro forma corporate ratings of B1/B+ and expressed willingness to obtain committed financing
Source: DISH press release and public filings.
(1) Reflects Sprint and DISH stock prices on April 12, 2013.
(1)
At Offer
(4/15/13)
Current
(5/10/13)
Value of DISH Offer Cash $4.76 $4.76
Stock 2.24 2.33
Total $7.00 $7.09
DISH Stock Price $37.63 $39.19
Exchange Ratio 0.05953x 0.05953x
Value of Stock to Sprint $2.24 $2.33
Economic Voting
Pro Forma Ownership DISH - Ergen 36% 85%
DISH - Public Shareholders 32 8
SoftBank 5 1
Sprint Shareholders 27 6
Versus $4.03 in the
SoftBank merger
(SoftBank merger
would be expected to
close sooner)
Versus current Sprint
price of $7.36 (5/10/13)

Conclusion

+
Attractive package of consideration, including (i) $7.30 / share in cash for a majority of the outstanding stock and (ii) stock in a stronger, better capitalized company representing 30% of Sprint (in total)
Provides Sprint with $8.0 billion of primary capital to enhance its mobile network and strengthen its balance sheet
Enables Sprint to benefit from SoftBank’s global leadership in LTE network development and deployment
Improves operating scale creating opportunities for opex and capex synergies
Creates opportunities for collaborative innovation in consumer services and applications
The Sprint board of directors believes that the proposed merger is in the best interests of Sprint shareholders and recommends shareholders vote ‘FOR’ the merger